Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes
Income taxes

12. Income taxes

We are organized and qualify as a REIT pursuant to the Internal Revenue Code of 1986, as amended (the “Code”).  Under the Code, a REIT that distributes 100% of its taxable income to its stockholders each year and that meets certain other conditions is not subject to federal income taxes, but could be subject to certain state and local taxes.  We have distributed 100% or more of our taxable income.  Therefore, no provision for federal income taxes is required.  We file tax returns, including returns for our subsidiaries, with federal, state, and local jurisdictions, including jurisdictions located in the United States, Canada, China, India, and other international locations.  Our tax returns are subject to examination in various jurisdictions for the calendar years 2007 through 2011.

We recognize tax benefits of uncertain tax positions only if it is more likely than not that the tax position will be sustained, based solely on its technical merits, with the taxing authority having full knowledge of all relevant information.  The measurement of a tax benefit for an uncertain tax position that meets the “more likely than not” threshold is based on a cumulative probability model under which the largest amount of tax benefit recognized is the amount with a greater than 50% likelihood of being realized upon ultimate settlement with the taxing authority having full knowledge of all the relevant information.  As of December 31, 2011, there were no unrecognized tax benefits.  We do not anticipate a significant change to the total amount of unrecognized tax benefits within the next 12 months.

Interest expense and penalties, if any, would be recognized in the first period during which the interest or penalty would begin accruing according to the provisions of the relevant tax law at the applicable statutory rate of interest. We did not incur any material tax related interest expense or penalties for the years ended December 31, 2011, 2010, or 2009.

The following reconciles GAAP net income to taxable income as filed with the Internal Revenue Service (the “IRS”) for the years ended December 31, 2010, and 2009 (in thousands and unaudited):

	Year ended December 31,
	2010	2009
Net income	$139,022	$141,648
Net income attributable to noncontrolling interests	(3,729)	(7,047)
Book/tax differences:
Rental revenue recognition	(19,155)	(15,460)
Depreciation and amortization	(1,410)	2,864
Gains/losses from capital transactions	(4,782)	(7,694)
Stock-based compensation	6,179	11,738
Interest expense	3,659	(8,059)
Sales of property	(39,444)	(537)
Other, net	2,799	(2,892)
Taxable income, before dividend deduction	83,139	114,561
Dividend deduction necessary to eliminate taxable income (1)	(83,139)	(114,561)
Estimated income subject to federal income tax	$–	$–

(1)         Total distributions paid were approximately $96.2 million and $115.0 million for the years ended December 31, 2010 and 2009, respectively.

We distributed all of our REIT taxable income in 2010 and 2009, and as a result, did not incur federal income tax in those years on such income.  For the year ended December 31, 2011, we expect our distributions to exceed our REIT taxable income, and as a result, do not expect to incur federal income tax on such income.  We expect to finalize our 2011 REIT taxable income in connection with our 2011 federal income tax return which will be prepared and filed with the IRS in 2012.

The income tax treatment of distributions and dividends declared on our common stock, our Series C Preferred Stock, and our Series D Convertible Preferred Stock for the years ended December 31, 2011, 2010, and 2009 was as follows:

	Common Stock			Series C Preferred Stock			Series D Preferred Stock
	For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009
Ordinary income	95.7%	77.2%	98.8%	98.6%	100.0%	100.0%	98.6%	100.0%	100.0%
Return of capital	3.0	22.8	1.2	–	–	–	–	–	–
Capital gains at 15%	1.3	–	–	1.4	–	–	1.4	–	–
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Dividends declared	$1.86	$1.50	$1.85	$2.09375	$2.09375	$2.09375	$1.75	$1.75	$1.75

Our tax return for 2011 is due on or before September 15, 2012, assuming we file for an extension of the due date.  The taxability information presented for our dividends paid in 2011 is based upon management’s estimate.  Our tax returns for previous tax years have not been examined by the IRS.  Consequently, the taxability of distributions and dividends is subject to change.  The income tax treatment information provided above is unaudited.